Exhibit 10.2

                           TECO ENERGY, INC.
                      1996 EQUITY INCENTIVE PLAN

            1998 Amendment to Restricted Stock Agreement[s]

     TECO Energy, Inc. (the "Company") and __________________ (the "Grantee") hereby enter into this Amendment ("Amendment") to the Restricted Stock Agreement[s] dated ____________ between the Company and the Grantee (the "Agreement[s]") under the Company's 1996 Equity Incentive Plan.

     Section 3(e) of the Agreement[s] is hereby amended in its entirety to read as follows:

          (e) upon a Change in Control. For purposes of this Agreement, a "Change in Control" means a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is in fact required to comply therewith; provided, that, without limitation, such a Change in Control shall be deemed to have occurred if:

               (1) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than
     t h e Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company is or becomes the "beneficial owner" (as defined in Rule 13d-3 u n der the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities;

               (2) d u r ing any period of twenty-four (24) consecutive months (not including any period prior to the date of this Agreement), individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in subsections (1), (3) or
     (4) of this Section 3(e)) whose election by the Board of Directors of the Company or nomination for election by the shareholders of the Company was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof;

               (3)  there  is  consummated  a  merger  or


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     consolidation  of  the  Company  or  any  direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation resulting in the voting securities of the Company outstanding immediately prior t h ereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 65% of the combined voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires 30% or more of the combined voting power of the Company's then outstanding securities; or

               (4) the stockholders of the Company approve a plan of complete liquidation of the Company or there is consummated the sale or disposition by the Company of all or substantially all of the Company's assets.

     This Amendment shall be effective as of July 15, 1998. In the event that the Company is party to an agreement with respect to a transaction that is intended to qualify for "pooling of interests" accounting treatment, then (A) this Amendment shall, to the extent practicable, be interpreted so as to permit such accounting treatment, and (B) to the extent that the application of clause (A) above does not preserve the availability of such accounting treatment, then the Company shall have the unilateral right to rescind or amend this Amendment to the extent necessary to enable the Company s accountants to issue a pooling opinion with respect to such transaction, and any such rescission or amendment shall be effective as of the date hereof.


                                   TECO ENERGY, INC.


                                   By:  ________________________
                                        R. A. Dunn
                                        Vice President-Human Resources



                                        _________________________
                                        Signature of Grantee














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